Summit Therapeutics Q2 2024 Earnings Call August 6, 2024 9:00am ET

Forward Looking Statement 2 Any statements in this presentation about the Company’s future expectations, plans and prospects, including but not limited to, statements about the clinical and preclinical development of the Company’s product candidates, entry into and actions related to the Company’s partnership with Akeso Inc., the Company’s anticipated spending and cash runway, the therapeutic potential of the Company’s product candidates, the potential commercialization of the Company’s product candidates, the timing of initiation, completion and availability of data from clinical trials, the potential submission of applications for marketing approvals, potential acquisitions, statements about the previously disclosed At-The-Market equity offering program (“ATM Program”), the expected proceeds and uses thereof, and other statements containing the words "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "plan," "potential," "predict," "project," "should," "target," "would," and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including the results of our evaluation of the underlying data in connection with the development and commercialization activities for ivonescimab, the outcome of discussions with regulatory authorities, including the Food and Drug Administration, the uncertainties inherent in the initiation of future clinical trials, availability and timing of data from ongoing and future clinical trials, the results of such trials, and their success, and global public health crises that may affect timing and status of our clinical trials and operations, whether preliminary results from a clinical trial will be predictive of the final results of that trial or whether results of early clinical trials or preclinical studies will be indicative of the results of later clinical trials, whether business development opportunities to expand the Company’s pipeline of drug candidates, including without limitation, through potential acquisitions of, and/or collaborations with, other entities occur, expectations for regulatory approvals, laws and regulations affecting government contracts and funding awards, availability of funding sufficient for the Company’s foreseeable and unforeseeable operating expenses and capital expenditure requirements and other factors discussed in the "Risk Factors" section of filings that the Company makes with the Securities and Exchange Commission. Any change to our ongoing trials could cause delays, affect our future expenses, and add uncertainty to our commercialization efforts, as well as to affect the likelihood of the successful completion of clinical development of ivonescimab. Accordingly, the audience should not place undue reliance on forward-looking statements or information. In addition, any forward-looking statements included in this presentation represent the Company’s views only as of the date of this presentation and should not be relied upon as representing the Company’s views as of any subsequent date. The Company specifically disclaims any obligation to update any forward-looking statements included in this presentation. Ivonescimab is an investigational therapy not approved by any regulatory authority other than China’s National Medical Products Administration (NMPA) Summit Confidential & Proprietary Information - Do Not Copy or Distribute Presentation Summit Therapeutics Q2 2024 Earnings Call – August 2024

Summit Therapeutics

MISSION	LEADERSHIP
...Improve quality of life, increase potential duration of life, and resolve serious medical healthcare needs...	Unmatched high-speed execution, proven track record **FOCUSED ON PATIENTS FIRST**

Lead Compound: Ivonescimab

Only Phase III PD-1/VEGF Bispecific Antibody in Summit's License Territories*



2024 Focus

Execute on Phase III clinical trials
Expand clinical development plan

Company Details

Focus	ONCOLOGY
Partnership	Akeso Inc.
Summit License Territories	North America (including United States), South America, Japan, Europe, Middle East, & Africa
Chief Executive Officers	Bob Duggan Chairman & CEO Dr. Maky Zanganeh CEO & President
NASDAQ	SMMT
Market Cap	$7.5B‡
Cash	$325M**
Employees	130+‡
Offices	Miami, FL Menlo Park, CA Oxford, UK

Ivonescimab is an investigational therapy not approved by any regulatory authority other than China's National Medical Products Administration (NMPA)

**As of June 30, 2024; ‡As of August 1, 2024

*There are no known PD-1-based bispecific antibodies approved by the U.S. Food and Drug Administration ("FDA") or the European Medicines Agency ("EMA").

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Summit Therapeutics Q2 2024 Earnings Call – August 2024

Ivonescimab Global Oncology Clinical Trials

Summit therapeutics

Trial	Indication	Histology/Population	Regimen	Phase III
HARMONi	NSCLC	**EGFRm+** 2L+ Advanced or Metastatic	Combo ivonescimab + chemo vs. placebo + chemo	▬
HARMONi-3	NSCLC	**Squamous** 1L Metastatic	Combo ivonescimab + chemo vs. pembro + chemo	▬

Akesobio

Indication	Regimen	Phase I	Phase II	Phase III
NSCLC: 2L EGFRm+ / HARMONi-A	Randomized: Combo (chemo) vs. chemo	▬	▬	▬
NSCLC: 1L PD-L1 TPS>1% / HARMONi-2	Randomized: Monotherapy vs. pembro (PD-1)	▬	▬	▬
NSCLC: 1L Squamous / HARMONi-6	Randomized: Combo (chemo) vs. tislelizumab (PD-1) + chemo	▬	▬	▬
NSCLC: 1L Squamous / HARMONi-3	Randomized: Combo (chemo) vs. pembro (PD-1) + chemo	▬	▬	▬
Advanced Solid Tumors	Monotherapy	▬	▬	
NSCLC	Combo (chemo)	▬	▬	
NSCLC	Monotherapy	▬	▬	
GYN Tumors	Monotherapy	▬	▬	
Ovarian Cancer	Combination (PARPi)	▬	▬	
NSCLC	Monotherapy & Combo (chemo)	▬	▬	
CRC	Combo (CD47 + chemo)	▬	▬	
HCC	Monotherapy	▬	▬	
NSCLC	Combo (PD-1 / CTLA-4 bsAb + chemo)	▬	▬	
HNSCC	Combo (CD47)	▬	▬	
Advanced Solid Tumors**	Combo (CD47, CD47 + chemo, chemo)	▬	▬	
TNBC	Combo (chemo, CD47 + chemo)	▬	▬	
NSCLC	Combo (CD73 + chemo)	▬	▬	
Advanced Solid Tumors	Monotherapy	▬		
ES-SCLC	Combo (chemo)	▬		

**Includes Gastric, BTC, Pancreatic, NSCLC

These ivonescimab clinical trials are being conducted in China and/or Australia and are fully sponsored and managed by Akeso.

1,800+ Patients Treated with Ivonescimab

20 Clinical Trials
5 Phase III
13 Phase II
2 Phase I

7 Dedicated Trials Outside NSCLC

Abbreviations: NSCLC=Non-Small-cell Lung Cancer; EGFRm+=Epidermal Growth Factor Receptor mutant positives, Combo=combination, Chemo=chemotherapy, pembro=pembrolizumab, CRC=colorectal cancer, HCC=hepatocellular carcinoma; HNSCC=head & neck squamous cell carcinoma; BTC=biliary tract cancer; TNBC=triple negative breast cancer; ES-SCLC=Extensive Stage Small Cell Lung Cancer, PD-1=Programmed Cell Death Protein 1, PARPi=poly(ADP-ribose) polymerase inhibitors

★ Same Subset Patient Population
★ Same Clinical Study

Ivonescimab is an investigational therapy not approved by any regulatory authority other than China's National Medical Products Administration (NMPA)

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Summit Therapeutics Q2 2024 Earnings Call – August 2024

Summit therapeutics

Last Patient In H1 2023 H2 2023 H1 2024 H2 2024 Shaping the Path to Become a Commercial Entity SITC: Society for Immunotherapy of Cancer; MOA: Mechanism of Action; ASCO: American Society of Clinical Oncology; NSCLC: Non-small Cell Lung Cancer; EORTC: European Organisation for Research and Treatment of Cancer; NCI: National Cancer Institute; AACR: American Association for Cancer Research; IST: Investigator Sponsored Trials CDE: Centre for Drug Evaluation (China) Multiple Meetings First Patient In First Patient In IST Proposals Accepted (ivonescimab) Partnership Consummated Raised $500M MOA (poster) EORTC-NCI-AACR MOA (Poster) Phase II Data (Article) NSCLC Phase II Data (poster) 5 Phase III Data (podium presentation) Approval in China Ivonescimab Ivonescimab is an investigational therapy not approved by any regulatory authority other than China’s National Medical Products Administration (NMPA) Phase III results at major medical meeting Strategic Collaboration ELCC Data Update (poster) Additional Phase II data in lung and non-lung indications Summit Confidential & Proprietary Information - Do Not Copy or Distribute Presentation Summit Therapeutics Q2 2024 Earnings Call – August 2024 Raised $200M FDA THE LANCET JAMA MD Anderson SITC ASCO ASCO

HARMONi-A: Study Design A single-region (China), multicenter, double-blind, placebo-controlled, randomized Phase III study comparing ivonescimab + chemo with placebo + chemo for patients with advanced or metastatic EGFR-variant NSCLC who showed disease progression after EGFR-TKI treatment1,2 55 study sites in China 322 subjects enrolled Key eligibility criteria: • NSQ NSCLC (Stage IIIB/C ineligible for surgery or local therapy and IV) • EGFR sensitive mutation positive • ECOG PS 0 or 1 • Any PD-L1 expression • Post EGFR TKI Stratification factors: • Exposure to 3rd-gen EGFR-TKI before (yes vs no) • Brain metastases (yes vs no) Endpoints1,2 • Primary: progression-free survival according to RECIST v1.0 by IRRC • Secondary: overall survival, response rate, duration of response, time to response, PFS by investigator, and safety Ivonescimab (N=161) 20 mg/kg + Pemetrexed 500 mg/m2 Carboplatin AUC5 Q3W for 4 cycles Ivonescimab 20 mg/kg Q3W + Pemetrexed 500 mg/m2 Q3W Placebo (N=161) + Pemetrexed 500 mg/m2 Carboplatin AUC5 Q3W for 4 cycles Placebo Q3W + Pemetrexed 500 mg/m2 Q3W Maintenance Treatment Until: • Intolerable toxicity • No clinical benefit • Initiation of new anti-tumor therapy Up to 24 months R (1:1) Abbreviations: chemo=chemotherapy; ECOG=Eastern Cooperative Oncology Group; EGFR=epidermal growth factor receptor; gen=generation; IV=intravenous; IRRC=independent radiologic review committee; NSCLC=non-small cell lung cancer; NSQ=non-squamous; PD-L1=programmed cell death-ligand 1; PS=performance status; RECIST v1.1= Response Evaluation Criteria in Solid Tumors; Q3W=every 3 weeks; TKI=tyrosine-kinase inhibitor. 6 Akeso Sponsored Study Tumor assessments were conducted every 6 weeks during the first 54 weeks after randomization and every 12 weeks thereafter. Summit Confidential & Proprietary Information - Do Not Copy or Distribute Presentation Summit Therapeutics Q2 2024 Earnings Call – August 2024 Ivonescimab is an investigational therapy not approved by any regulatory authority other than the China’s National Medical Products Administration (NMPA). It is currently being investigated in global Phase III clinical studies.

7 Data cutoff: Mar 10, 2023. Median (IQR) follow-up: 7.1 (5.4-9.0) months for ivonescimab and 8.2 (5.5-9.5) months for placebo. HR and P-value were stratified by previous 3rd Gen EGFR-TKI use (yes vs. no) and presence of brain metastases (yes vs. no), and were calculated with stratified Cox model and log rank test. The two-sided P-value boundary is 0.024 as calculated using Lan-Demets spending function with O’Brien-Fleming approximation. 2. Harmoni-A Study Investigator, Fang W Zhao. Y, Lou Y. et al . JAMA. 224 May 31. 7 HARMONi-A: Met Primary Endpoint of PFS per IRRC Summit Confidential & Proprietary Information - Do Not Copy or Distribute Presentation Summit Therapeutics Q2 2024 Earnings Call – August 2024 Presented by Dr. Li Zhang, MD, ASCO, 2024 Ivonescimab is an investigational therapy not approved by any regulatory authority other than the China’s National Medical Products Administration (NMPA). It is currently being investigated in global Phase III clinical studies. Data shown is generated and analyzed by Akeso.

8 8 HARMONi-A: OS Analyses at 52% Data Maturity Per Request of Chinese Regulatory Authority Data cutoff date: December 2023 (median follow-up: 17.6 months) Summit Confidential & Proprietary Information - Do Not Copy or Distribute Presentation Summit Therapeutics Q2 2024 Earnings Call – August 2024 Presented by Dr. Li Zhang, MD, ASCO, 2024 Ivonescimab is an investigational therapy not approved by any regulatory authority other than the China’s National Medical Products Administration (NMPA). It is currently being investigated in global Phase III clinical studies. Data shown is generated and analyzed by Akeso.

9 HARMONi-A: Treatment Related Adverse Events (TRAEs) WBC count decreased Neutrophil count decreased Platelet count decreased 9 TRAE, n (%) Ivonescimab + chemo (N=161) Placebo + chemo (N=161) Led to discontinuation of ivonescimab / placebo 9 (5.6) 4 (2.5) Led to death 0 (0.0) 0 (0.0) Grade ≥3 immune- related 10 (6.2) 4 (2.5) Grade ≥3 potential VEGF-related 5 (3.1) 4 (2.5) Most Common TRAEs (incidence >15%) Summit Confidential & Proprietary Information - Do Not Copy or Distribute Presentation Summit Therapeutics Q2 2024 Earnings Call – August 2024 Ivonescimab is an investigational therapy not approved by any regulatory authority other than the China’s National Medical Products Administration (NMPA). It is currently being investigated in global Phase III clinical studies. Data shown is generated and analyzed by Akeso. Presented by Dr. Li Zhang, MD, ASCO, 2024

HARMONi-2: Study Design (NCT05499390)

Akeso Sponsored Study

A single-region (China), multicenter, double-blinded, Phase III study comparing ivonescimab monotherapy with pembrolizumab monotherapy as 1L treatment of patients with locally advanced or metastatic NSCLC whose tumors have positive PD-L1 expression (TPS ≥1%)

Key eligibility criteria:

- NSCLC (Stage IIIB/C ineligible for surgery or local therapy and IV)
- *No known EGFR mutation or ALK rearrangement*
- ECOG PS 0 or 1
- PD-L1 expression >1%

Stratification factors:

- PD-L1 1-49% vs. ≥50%
- Squamous vs. non-squamous NSCLC
- Stage IIIB/C vs. IV disease

N = 398

R (1:1)

→ **Ivonescimab** 20 mg/kg Q3W →

→ **Pembrolizumab** 200 mg Q3W →

Treatment Until:

- Intolerable toxicity
- No clinical benefit
- Initiation of new anti-tumor therapy
- Up to 24 months

Endpoints:

- Primary: progression-free survival by IRRC
- Secondary: overall survival, response rate, duration of response, time to response and safety

Ivonescimab is an investigational therapy not approved by any regulatory authority other than the China's National Medical Products Administration (NMPA).

Reference: AK112 in Advanced Non-Small Cell Lung Cancer. ClinicalTrials.gov identifier: NCT05499390. Updated September 21, 2023. Accessed June 06, 2024. Study Details | AK112 in Advanced Non-Small Cell Lung Cancer | ClinicalTrials.gov;

Abbreviations: ALK=anaplastic lymphoma kinase; ECOG=Eastern Cooperative Oncology Group; EGFR=epidermal growth factor receptor; gen=generation; IV=intravenous; IRCC=independent radiologic review committee; NSCLC=non-small cell lung cancer; PD-L1=programmed cell death-ligand 1; PFS=progression-free survival; PS=performance status; TPS=tumor proportion score; Q3W=every 3 weeks.

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Summit Therapeutics Q2 2024 Earnings Call – August 2024

Summit therapeutics

HARMONi-2: Monotherapy Head-to-Head Achieves Statistically Significant Superiority in PFS vs. Pembrolizumab[1]

PFS

Ivonescimab demonstrated decisive, statistically significant improvement in PFS vs pembrolizumab in a pre-specified interim analysis

Observed broadly in patients across subgroups:

- PD-L1 low expression
- PD-L1 high expression
- Squamous histology
- Non-squamous histology
- Other high-risk patients

No other phase III clinical trials in NSCLC have demonstrated statistically significant improvements in PFS in a head-to-head setting vs. pembrolizumab to date

Full data set to be presented at an upcoming major medical conference

Ivonescimab is an investigational therapy not approved by any regulatory authority other than the China's National Medical Products Administration (NMPA). It is currently being investigated in global Phase III clinical studies. Data shown is generated and analyzed by Akeso.

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Summit Therapeutics Q2 2024 Earnings Call – August 2024

Reference: 1. Summit Therapeutics. Accessed June 06, 2024. https://www.smmttx.com/

Abbreviations: IL=first-line; NSCLC=non-small cell lung cancer; NSQ=non-squamous; PD-L1=programmed cell death-ligand 1; PFS=progression-free survival; TPS=tumor proportion score.

Summit therapeutics

12 Q2 2024 Highlights 12 Summit Confidential & Proprietary Information - Do Not Copy or Distribute Presentation Summit Therapeutics Q2 2024 Earnings Call – August 2024 Ivonescimab is an investigational therapy not approved by any regulatory authority other than the China’s National Medical Products Administration (NMPA). Board of Directors Strengthened • Dr. Mostafa Ronaghi, renowned executive and genomicist • Jeff Huber, transformational Google and GRAIL executive Raised $200M in Unsolicited Funds Private placement from single institutional investor supports cash runway into Q4 2025 Expanded Summit’s License Territories for Ivonescimab Territories now include North America (including US), South America, Japan, Europe, the Middle East, and Africa • Ivonescimab decisively beat pembrolizumab head-to-head • 2L EGFRm NSCLC approval by NMPA Phase III Data Updates from Akeso in China MD Anderson Cancer Center: Five-Year Strategic Collaboration Advances development of ivonescimab in several solid tumors across multiple clinical trials

Financial Summary Q2’24 vs. Q1’24 Key Items as of June 30, 2024: • Cash and cash equivalents, restricted cash and short-term investments: $325.8M • Total shares outstanding: 724M Updated Cash Guidance: • Cash runway into Q4 2025 1) Excludes stock-based compensation 2) Excludes a one-time charge associated with the Company's in-licensing of ivonescimab from Akeso. Refer to the next slides for reconciliations between Generally Accepted Accounting Principles (GAAP) and Non-GAAP financial measures. 13 Summit Confidential & Proprietary Information - Do Not Copy or Distribute Presentation Summit Therapeutics Q2 2024 Earnings Call – August 2024

Schedule Reconciling Selected Non-GAAP Financial Measures Note 1: Stock-based compensation is a non-cash charge and costs calculated for this expense can vary year-over-year depending on the stock price of awards on the date of grant as well as the timing of compensation award arrangements. Note 2: In-process research and development represents a one-time charge associated with the Company's in-licensing of ivonescimab from Akeso. 14 Summit Confidential & Proprietary Information - Do Not Copy or Distribute Presentation Summit Therapeutics Q2 2024 Earnings Call – August 2024

Schedule Reconciling Selected Non-GAAP Financial Measures Note 1: Stock-based compensation is a non-cash charge and costs calculated for this expense can vary year-over-year depending on the stock price of awards on the date of grant as well as the timing of compensation award arrangements. Note 2: In-process research and development represents a one-time charge associated with the Company's in-licensing of ivonescimab from Akeso. 15 Summit Confidential & Proprietary Information - Do Not Copy or Distribute Presentation Summit Therapeutics Q2 2024 Earnings Call – August 2024

Summit Therapeutics Q2 2024 Earnings Call August 6, 2024 9:00am ET